EXHIBIT 99.1
Tekelec Announces 2006 Q4 and Full Year Results
Revenues up 14% Year over Year
Morrisville, N.C. February 22, 2007 — Tekelec (NASDAQ: TKLC), a leading developer of high-performance network applications for next-generation fixed, mobile and packet networks, today announced its earnings for the fourth quarter and full year of 2006. The results for the year ended December 31, 2006 include the results of the Company’s former IEX contact center business unit which are reported in the results of discontinued operations.
2006 Q4 Results from Continuing Operations
Revenue from continuing operations for the fourth quarter of 2006 was $154.5 million, up 11% compared to $138.6 million for the fourth quarter of 2005. For the fourth quarter of 2006, the Company had orders for the Telecom business of $154.8 million, up 43 % compared to $108.0 million for the third quarter of 2006 and down 15 % compared to $182.4 million for the fourth quarter of 2005. Telecom backlog as of December 31, 2006 was $455.3 million compared to $455.0 million as of September 30, 2006 and $520.2 million as of December 31, 2005.
On a GAAP basis, the Company reported a loss from continuing operations for the fourth quarter of 2006 of $1.1 million, or $0.02 loss per diluted share, compared to a loss from continuing operations of $51.5 million, or $0.77 loss per diluted share, for the fourth quarter of 2005. GAAP operating results for the fourth quarter of 2006 include on a pre-tax basis $9.0 million of stock-based compensation expense and $3.8 million of restructuring expenses.
On a non-GAAP basis, income from continuing operations for the fourth quarter of 2006 was $7.2 million, or $0.10 per diluted share, compared to income from continuing operations of $3.1 million, or $0.05 per diluted share, for the fourth quarter of 2005. Please refer to the attached financial statement schedules for a reconciliation of the Company’s GAAP operating results to its non-GAAP operating results.
The GAAP and non-GAAP operating results for the fourth quarter of 2006 include a tax benefit of $2.8 million resulting from the retroactive reinstatement of the Federal R & D tax credit in the fourth quarter of 2006.
Full Year 2006 Results from Continuing Operations
Revenue from continuing operations for the full year 2006 was $553.6 million, up 14% compared to $486.5 million for the full year 2005. For the full year 2006, the Company had orders from continuing operations of $488.8 million, down 15 % compared to $573.6 million for the full year 2005.
On a GAAP basis, the Company reported a loss from continuing operations for the full year 2006 of $103.2 million, or $1.53 loss per diluted share, compared to a loss from continuing operations of $44.9 million, or $0.68 loss per diluted share, for the full year 2005. GAAP operating results for the full year 2006 include on a pre-tax basis a non-cash impairment charge of $100.6 million related to the write-down of certain goodwill and acquired technology assets of our Switching Solutions Group (“SSG”), $7.2 million of restructuring expenses and $34.7 million of stock-based compensation expense.
Corporate Office: 5200 Paramount Parkway, Morrisville, N.C. 27560 • Tel 919.460.5500 • Fax 919.460.0877

Q4 2006 Results
On a non-GAAP basis, income from continuing operations for the full year 2006 was $19.2 million, or $0.28 per diluted share, compared to income from continuing operations of $20.9 million, or $0.31 per diluted share, for the full year 2005. Please refer to the attached financial statement schedules for a reconciliation of the Company’s GAAP operating results to its non-GAAP operating results.
At December 31, 2006, Tekelec’s consolidated cash, cash equivalents and short-term investments totaled $424.5 million, compared to $426.8 million at September 30, 2006. Deferred revenue from continuing operations was $222.2 million at December 31, 2006, compared to $225.2 million at September 30, 2006.
Results from Discontinued Operations
The sale of the IEX Contact Center business to NICE Systems, Inc. was completed on July 6, 2006 and accordingly, the results of operations of IEX and the gain on the sale have been reported in discontinued operations for the full year 2006. On a GAAP basis, income from discontinued operations, net of taxes, for the full year 2006 was $189.2 million, or $2.81 per diluted share, compared to income from discontinued operations, net of taxes, of $11.1 million, or $0.17 per diluted share, for the full year 2005. Included in income from discontinued operations for the year ended December 31, 2006 was a gain on the sale of IEX of $177.5 million, net of taxes.
Restructuring Charges
In the fourth quarter of 2006, the Company expanded the scope of the restructuring of SSG, which was initiated in the second quarter of 2006. The Company incurred pre-tax charges in the aggregate amount of $3.8 million in the fourth quarter of 2006 and $7.2 for the full year to cover severance and other costs associated with SSG restructuring activities together with certain other 2006 restructuring activities and previously announced employee resignations.
As previously announced, the Company has retained J. P. Morgan as an advisor to help evaluate strategic alternatives to leverage its switching technology portfolio. As part of this evaluation, Tekelec has considered the benefits of a possible sale of this business and is currently engaged in active discussions with potential buyers of SSG. However, no decision has been made to sell the business and there can be no assurance that such a sale will actually occur. In the meantime, the Company will continue to run the business with the objective of bringing it to profitability. The Company will make the appropriate disclosures if a determination is made to sell the business, or alternatively to keep the business, once the evaluation of strategic alternatives has been completed.
Consolidated GAAP Results
The Company’s consolidated net loss for the three months ended December 31, 2006 was $1.2 million, or $0.02 loss per diluted share, compared to a consolidated net loss for the three months ended December 31, 2005 of $47.9 million, or $0.72 loss per diluted share. The Company’s consolidated net income for the year ended December 31, 2006 was $86.1 million, or $1.28 per diluted share, compared to a consolidated net loss for the year ended December 31, 2005 of $33.7 million, or $0.51 loss per diluted share.
“We are pleased with our fourth quarter results” said Frank Plastina, president and CEO of Tekelec. “In particular, our order input reflected several new customer wins for our Network Solutions Group (“NSG”), and our Communications Software Solutions Group (“CSSG”) was profitable for the year on an operating basis. We also continued to strengthen our balance sheet in 2006 and ended the year with $424.5 million in cash and investments and $435.4 million in working capital. ”
Conference Call
Tekelec has scheduled a conference call for Thursday, February 22, 2007, for its management to discuss fourth quarter and full year 2006 results. The Company also plans to provide on its web site prior to the commencement of the call certain non-GAAP information for the fourth quarter and the year ended December 31, 2006 and 2005 and to discuss during this call certain forward looking information concerning the Company’s prospects and strategic plans for 2007.

Q4 2006 Results
“Live” Webcast and Replay
Tekelec will host a live webcast of its conference call on Thursday, February 22, 2007 at 4:45 p.m. To access the webcast, visit Tekelec’s web site located at www.tekelec.com, enter the Investor Relations section and click on the webcast icon. A webcast replay will be available at approximately 7:45 p.m. on Thursday, February 22, 2007 and for 90 days thereafter.
Telephone Replay
A telephone replay of the call will also be available for one week after the live webcast by calling either (800) 642-1687 or (706) 645-9291, and entering the conference ID # 7325816
Non-GAAP Information
Certain non-GAAP financial measures are included in this press release, including a full non-GAAP statement of operations. In the calculation of these measures, Tekelec generally excludes certain items such as amortization of acquired intangibles, restructuring and other charges, non-cash stock-based compensation charges, and unusual, non-recurring gains and charges. Tekelec believes that excluding such items provides investors and management with a representation of the Company’s core operating performance and with information useful in assessing its prospects for the future and underlying trends in Tekelec’s operating expenditures and continuing operations. Management uses such non-GAAP measures and the resulting non-GAAP statements of operations to (i) evaluate financial results; (ii) manage the Company’s operations; and (iii) establish operational goals. Further, each of the individual non-GAAP measures within the non-GAAP statement of operations and the non-GAAP statement of operations itself is utilized by the Company’s management and board of directors to determine incentive compensation and evaluate key trends within the business. In addition, since the Company has historically reported non-GAAP measures to the investment community, the Company believes the inclusion of this information provides consistency in our financial reporting. The attachments to this release provide a reconciliation of each of the non-GAAP measures, including the full non-GAAP statement of operations, referred to in this release to the most directly comparable GAAP measure, GAAP net income (loss) from continuing operations. The non-GAAP financial measures are not meant to be considered a substitute for the corresponding GAAP financial measures.
FORWARD-LOOKING STATEMENTS
Certain statements made in this press release are forward looking, reflect the Company’s current intent, belief or expectations and involve certain risks and uncertainties. The Company’s actual future performance may not meet the Company’s expectations. As discussed in the Company’s Quarterly Reports on Form 10-Q (the “Form 10-Qs”) for the 2006 first, second and third quarter, its Annual Report on Form 10-K for 2005 (the “2005 Form 10-K”) and its other filings with the Securities and Exchange Commission (the “Commission”), the Company’s future operating results are difficult to predict and subject to significant fluctuations. Factors that may cause future results to differ materially from the Company’s current expectations, in addition to those identified in the Company’s filings with the Commission, include, among others, the impact on future operating results of changes in revenue recognition described in the 2005 Form 10-K, the Form 10-Qs for the 2006 first, second and third quarter, and prior reports filed with the Commission, the risk of continuing losses in the Company’s Switching Solutions Group, the risk that the Company will not realize all the benefits of its restructuring activities and the risk that the Company’s financial results for the full year 2007 or any quarter therein will not meet the Company’s expectations. The Company undertakes no obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise.

Q4 2006 Results
About Tekelec
Tekelec is a high-performance network applications company that is accelerating the transition to IP Multimedia Subsystem (IMS) networks for service providers around the globe. With its experience at the intersection of network applications and session control, Tekelec creates highly efficient platforms for managing media and delivering network solutions. Corporate headquarters are in Morrisville, N.C., USA in the Research Triangle Park area, with research and development facilities and sales offices throughout the world. For more information, please visit www.tekelec.com.
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Investor Contacts:
Jim Chiafery
Director of Investor Relations
919-461-6825 office
James.chiafery@tekelec.com

TEKELEC
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005
	(thousands, except per share data)
Revenues	$154,496	$138,628	$553,647	$486,505
Cost of sales:
Cost of goods sold	76,295	75,250	256,789	210,584
Amortization of purchased technology	746	1,275	4,219	5,819
Impairment of purchased technology(1)	—	22,660	25,615	22,660

Total cost of sales	77,041	99,185	286,623	239,063

Gross profit	77,455	39,443	267,024	247,442
Research and Development	36,395	30,437	148,443	119,234
Sales and Marketing	24,402	21,766	92,961	83,775
General and administrative	22,576	19,054	74,719	64,366
Acquired in-process research and development(2)	2,100	2,363	2,100	3,573
Restructuring and other(3)	3,761	3,386	7,173	7,735
Amortization of intangible assets	217	605	1,938	2,887
Impairment of goodwill(1)	—	27,245	75,000	27,245

Total operating expenses	89,451	104,856	402,334	308,815

Loss from operations	(11,996)	(65,413)	(135,310)	(61,373)
Interest and other income (expense), net	4,970	(12)	10,216	(495)

Loss from continuing operations before provision for income taxes	(7,026)	(65,425)	(125,094)	(61,868)
Provision for (benefit from) income taxes	(5,924)	(13,929)	(21,941)	(6,752)

Loss before minority interest	(1,102)	(51,496)	(103,153)	(55,116)
Minority Interest(4)	—	—	—	10,248

Net loss from continuing operations	(1,102)	(51,496)	(103,153)	(44,868)
Income from discontinued operations, net of taxes	(145)	3,573	189,209	11,127

Net income (loss)	$(1,247)	$(47,923)	$86,056	$(33,741)

Loss per share from continuing operations:
Basic	$(0.02)	$(0.77)	$(1.53)	$(0.68)
Diluted	(0.02)	(0.77)	(1.53)	(0.68)
Earnings (loss) per share from discontinued operations:
Basic	$(0.00)	$0.05	$2.81	$0.17
Diluted	(0.00)	0.05	2.81	0.17
Earnings (loss) per share:
Basic	$(0.02)	$(0.72)	$1.28	$(0.51)
Diluted	(0.02)	(0.72)	1.28	(0.51)
Earnings per share weighted average number of shares outstanding:
Basic	68,309	66,571	67,340	66,001
Diluted	68,309	66,571	67,340	66,001

Notes to Unaudited Condensed Consolidated Statements of Operations:
(1)     For the year ended December 31, 2006, impairment of purchased technology and of goodwill were $25,615,000 and $75,000,000, respectively. These 2006 impairment charges are related to one of our reporting units, consisting of our Santera and VocalData product lines within our Switching Solutions business unit. For both the three months and year ended December 31, 2005, impairment of purchased technology and of goodwill were $22,660,000 and $27,245,000, respectively. These 2005 impairment charges are related to one of our reporting units, consisting of our Taqua product line within our Switching Solutions business unit.
(2)     For both the three months and year ended December 31, 2006, the write-off of in-process research and development amounted to $2,100,000 and related to our acquisition of certain signaling technology. For the three months ended December 31, 2005, the write-off of in-process research and development amounted to $2,363,000 and related to our acquisition of the remaining minority interest in Santera. For the year ended December 31, 2005, the write-off of in-process research and development amount to $3,573,000 and was comprised of $1,210,000 related to our acquisition of iptelorg in the second quarter of 2005 and $2,363,000 related to our acquisition of the remaining minority interest in Santera.
(3)     This amount represents restructuring and other costs related principally to reductions in staff associated with the (i) restructuring of our operations in 2006 (the “2006 Restructuring”), (ii) our corporate headquarters and Taqua relocations in 2005, and (iii) the relocation of our manufacturing operations in 2004. The 2006 Restructuring involved the (i) the termination of approximately 153 employees across our business units, and related customer service, operations and other personnel, (ii) the decision not to replace 22 employees who left Tekelec during the third quarter of 2006, and (iii) the termination of approximately 25 contractors. The majority of the terminated employees worked directly for, or in support of, our Switching Solutions Group Business Unit in Plano, Texas. The estimated annual operating cost savings resulting from the 2006 Restructuring are expected to be between $24.0 million and $26.0 million.
(4)     On October 3, 2005, we acquired the remaining shares of Santera capital stock held by the minority shareholders and on that date, Santera became a wholly owned subsidiary of Tekelec. For all periods presented, the results of Santera are included in the consolidated results of operations of Tekelec. The consolidated provision for income taxes does not include any benefit from the losses generated by Santera prior to October 3, 2005 due to the following:
•	Prior to October 3, 2005, Santera’s losses could not be included on Tekelec’s consolidated federal tax return because its ownership interest in Santera did not meet the threshold to consolidate under income tax rules and regulations.

•	Prior to October 3, 2005, a full valuation allowance had been established on the income tax benefits generated by Santera as a result of Santera’s historical operating losses.

TEKELEC
UNAUDITED NON-GAAP(1) STATEMENTS OF OPERATIONS FOR CONTINUING OPERATIONS

	Three Months Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005
	(thousands, except per share data)
Revenues	$154,496	$138,628	$553,647	$486,505
Cost of sales:
Cost of goods sold	74,875	69,898	251,124	203,483

Gross profit	79,621	68,730	302,523	283,022
Research and Development	32,670	30,304	133,841	118,926
Sales and Marketing	22,915	21,766	86,271	83,775
General and administrative	19,939	14,721	65,337	57,785

Total operating expenses	75,524	66,791	285,449	260,486

Income from operations	4,097	1,939	17,074	22,536
Interest and other income (expense), net	3,695	(12)	7,148	849

Income from continuing operations before provision for income taxes	7,792	1,927	24,222	23,385
Provision for (benefit from) income taxes(2)	544	(1,154)	5,059	10,748

Income before minority interest	7,248	3,081	19,163	12,637
Minority Interest	—	—	—	8,280

Net income from continuing operations	$7,248	$3,081	$19,163	$20,917

Earnings per share:
Basic	$0.11	$0.05	$0.28	$0.32
Diluted (3)	0.10	0.05	0.28	0.31
Earnings per share weighted average number of shares outstanding:
Basic	68,309	66,571	67,340	66,001
Diluted (3)	76,112	68,165	68,561	68,072
Notes to Unaudited Non-GAAP Statements of Operations for Continuing Operations:
(1)     Please refer to the attached reconciliations of the GAAP Statements of Operations to the above Non-GAAP Statements of Operations.
(2)     The above Non-GAAP Statements of Operations assume effective income tax rates of 7% and 12.7% for the three months ended December 31, 2006 and 2005, respectively, and effective income tax rates of 21% and 32% for the years ended December 31, 2006 and 2005, respectively. For the first nine months of the year ended December 31, 2005, there were no income tax benefits associated with the losses generated by Santera.
(3)     For the three months ended December 31, 2006, the calculation of diluted earnings per share includes the add-back to net income of $581,000 for assumed after-tax interest cost related to the convertible debt using the “if-converted” method of accounting for diluted earnings per share. The weighted average number of shares outstanding for the three months ended December 31, 2006 includes 6,361,000 shares related to the convertible debt using the “if-converted” method. For the three months ended December 31, 2005 and both the years ended December 31, 2006 and 2005, these adjustments were excluded from the calculation of diluted earnings per share as these adjustments were anti-dilutive.

TEKELEC
CONSOLIDATED BALANCE SHEETS

	December 31,
	2006	2005
	(Thousands, except share data)
ASSETS
Current assets:
Cash and cash equivalents	$45,451	$52,069
Short-term investments, at fair value	379,045	174,260

Total cash, cash equivalents and short-term investments	424,496	226,329
Accounts receivable, net	162,622	115,789
Inventories	49,451	47,512
Income taxes receivable	14,698	—
Deferred income taxes	32,206	27,456
Deferred costs and prepaid commissions	65,187	78,190
Prepaid expenses and other current assets	29,134	15,298
Assets of discontinued operations	—	18,647

Total current assets	777,794	529,221
Property and equipment, net	53,273	40,474
Investments in privately-held companies	7,322	7,322
Deferred income taxes, net	62,103	68,585
Other assets	3,521	6,047
Goodwill	40,882	116,324
Intangible assets, net	24,362	57,214

Total assets	$969,257	$825,187

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Trade accounts payable	$31,779	$32,347
Accrued expenses	62,306	47,960
Accrued payroll and related expenses	32,296	28,156
Short-term notes and current portion of notes payable	—	96
Current portion of deferred revenues	216,023	208,278
Liabilities of discontinued operations	—	23,279

Total current liabilities	342,404	340,116
Long-term convertible debt	125,000	125,000
Deferred income taxes	1,481	1,694
Long-term portion of deferred revenues	6,131	5,217

Total liabilities	475,016	472,027

Commitments and Contingencies
Shareholders’ equity:
Common stock, without par value, 200,000,000 shares authorized; 68,728,986 and 66,838,310 shares issued and outstanding, respectively	322,620	274,413
Deferred stock-based compensation	—	(5,680)
Retained earnings	171,722	85,666
Accumulated other comprehensive income (loss)	(101)	(1,239)

Total shareholders’ equity	494,241	353,160

Total liabilities and shareholders’ equity	$969,257	$825,187

TEKELEC
CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
	2006	2005
	(Thousands)
Cash flows from operating activities:
Net income (loss)	$86,056	$(33,741)
Income from discontinued operations	(189,209)	(11,127)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Loss (gain) on investments	(3,069)	1,375
Minority interest	—	(10,248)
Impairment of purchased technology	25,615	22,660
Impairment of goodwill	75,000	27,245
Provision for doubtful accounts and returns	3,582	2,946
Inventory write downs	10,054	12,071
Write-off of leasehold improvements and other assets	—	166
Depreciation	23,703	19,629
Amortization of intangibles	7,237	10,112
Amortization, other	3,026	5,946
Amortization of deferred financing costs	763	763
Acquired in-process research and development	2,100	3,573
Deferred income taxes	1,088	(17,537)
Stock-based compensation, net of forfeitures	35,706	3,377
Tax benefit related to stock options	—	1,383
Excess tax benefits from stock-based compensation	(1,991)	—
Changes in operating assets and liabilities (net of business disposal and acquisitions):
Accounts receivable	(49,583)	(17,719)
Inventories	(11,960)	(26,893)
Deferred costs	13,003	(31,984)
Prepaid expenses and other current assets	(7,309)	2,363
Trade accounts payable	(820)	(2,655)
Accrued expenses	5,861	31,280
Accrued payroll and related expenses	3,931	5,278
Deferred revenues	8,402	53,214
Income taxes payable / receivable	(13,091)	(593)

Net cash provided by operating activities — continuing operations	28,095	50,884
Net cash provided by (used in) operating activities — discontinued operations	(16,763)	15,476

Net cash provided by operating activities	11,332	66,360

Cash flows from investing activities:
Proceeds from sales and maturities of investments	861,490	417,767
Purchases of investments	(1,063,652)	(370,934)
Purchase of property and equipment	(36,471)	(29,911)
Cash paid for iptelorg, net of cash acquired	—	(7,105)
Cash paid for minority interest in Santera	—	(75,750)
Other non-operating assets	1,770	(4,186)

Net cash used in investing activities — continuing operations	(236,863)	(70,119)
Net cash provided by (used in) investing activities — discontinued operations	199,902	(327)

Net cash used in investing activities	(36,961)	(70,446)

TEKELEC
CONSOLIDATED STATEMENTS OF CASH FLOWS — (Continued)

	For the Years Ended December 31,
	2006	2005
	(Thousands)
Cash flows from financing activities:
Payments on notes payable	(96)	(3,243)
Proceeds from issuance of Common Stock	17,481	10,382
Excess tax benefits from stock-based compensation	1,991	—
Cash paid to settle stock options	(255)	—

Net cash provided by financing activities	19,121	7,139

Effect of exchange rate changes on cash	(110)	91

Net increase (decrease) in cash and cash equivalents	(6,618)	3,144
Cash and cash equivalents at beginning of the year	52,069	48,925

Cash and cash equivalents at end of the year	$45,451	$52,069

TEKELEC
UNAUDITED IMPACT OF NON-GAAP ADJUSTMENTS ON NET INCOME FROM CONTINUING OPERATIONS

	Three Months Ended December 31, 2006
	(thousands, except per share data)
	GAAP			Non-GAAP
	Continuing			Continuing
	Operations	Adjustments		Operations
Revenues	$154,496	$—		$154,496
Costs and expenses:
Cost of sales:
Cost of goods sold	76,295	(1,150	)(1)	74,875
		(270	)(2)
Amortization of purchased technology	746	(746	)(2)	—

Total cost of sales	77,041	(2,166)		74,875

Gross profit	77,455	2,166		79,621

Research and Development	36,395	(3,725	)(1)	32,670
Sales and Marketing	24,402	(1,487	)(1)	22,915
General and administrative	22,576	(2,637	)(1)	19,939
Acquired in-process research and development	2,100	(2,100	)(3)	—
Restructuring and other	3,761	(3,761	)(4)	—
Amortization of intangible assets	217	(217	)(2)	—

Total operating expenses	89,451	(13,927)		75,524

Income (loss) from operations	(11,996)	16,093		4,097

Interest and other income (expense), net	4,970	(1,275	)(5)	3,695

Income (loss) from continuing operations before provision for income taxes	(7,026)	14,818		7,792

Provision for (benefit from) income taxes	(5,924)	6,468	(6)	544

Income (loss) before minority interest	(1,102)	8,350		7,248

Minority Interest	—	—		—

Net income (loss) from continuing operations	$(1,102)	$8,350		$7,248

Earnings (loss) per share:
Basic	$(0.02)			$0.11
Diluted (7)	(0.02)			0.10
Earnings per share weighted average number of shares outstanding:
Basic	68,309			68,309
Diluted (7)	68,309			76,112
Notes to Unaudited Impact of Non-GAAP Adjustments on Net Income:
(1)     The adjustments represent stock-based compensation expense recognized related to awards of stock options, SARs, restricted stock or restricted stock units and stock purchase rights granted under our employee stock purchase plans.
(2)     The adjustments represent the amortization of purchased technology, other intangibles and acquired backlog related to the acquisitions of Taqua, VocalData, Steleus, iptelorg and Santera.
(3)     The adjustment represents acquired in-process research and development relating to the acquisition of certain signaling technology.
(4)     The adjustment represents restructuring and other costs related to our 2006 restructuring.
(5)     The adjustment represents the gain recognized related to our receipt of 89,642 shares of Alcatel-Lucent that were released from escrow.
(6)     The adjustment represents the income tax effect of footnotes (1), (2) and (4) in order to reflect our non-GAAP effective tax rate of 7%.
(7)     For the three months ended December 31, 2006, the calculations of non-GAAP diluted earnings per share include a potential add-back to net income of $581,000 for assumed after-tax interest cost and 6,361,000 weighted average shares related to the convertible debt using the “if-converted” method.

TEKELEC
UNAUDITED IMPACT OF NON-GAAP ADJUSTMENTS ON NET INCOME FROM CONTINUING OPERATIONS

	Three Months Ended December 31, 2005
	(thousands, except per share data)
		IEX	GAAP			Non-GAAP
	Tekelec	(Discontinued	Continuing			Continuing
	(w/ IEX)	Operations)	Operations	Adjustments		Operations
Revenues	$154,338	$(15,710)	$138,628	$—		$138,628
Costs and expenses:
Cost of sales:
Cost of goods sold	79,680	(4,430)	75,250	260		69,898
				(612	)(2)
				(5,000	)(3)
Amortization of purchased technology	1,275	—	1,275	(1,275	)(2)	—
Impairment of purchased technology	22,660	—	22,660	(22,660	)(4)	—

Total cost of sales	103,615	(4,430)	99,185	(29,287)		69,898

Gross profit	50,723	(11,280)	39,443	29,287		68,730

Research and Development	32,118	(1,681)	30,437	(133	)(1)	30,304
Sales and Marketing	24,318	(2,552)	21,766	—		21,766
General and administrative	20,376	(1,322)	19,054	(805	)(1)	14,721
				(3,528	)(5)
Acquired in-process research and development	2,363	—	2,363	(2,363	)(7)	—
Restructuring and other	3,386	—	3,386	(3,386	)(6)	—
Amortization of intangible assets	605	—	605	(605	)(2)	—
Impairment of goodwill	27,245	—	27,245	(27,245	)(4)	—

Total operating expenses	110,411	(5,555)	104,856	(38,065)		66,791

Income (loss) from operations	(59,688)	(5,725)	(65,413)	67,352		1,939

Interest and other income (expense), net	(39)	27	(12)	—		(12)

Income (loss) from continuing operations before provision for income taxes	(59,727)	(5,698)	(65,425)	67,352		1,927

Provision for (benefit from) income taxes	(11,804)	(2,125)	(13,929)	12,775		(1,154)

Income (loss) before minority interest	(47,923)	(3,573)	(51,496)	54,577		3,081

Minority Interest	—	—	—	—		—

Net income (loss) from continuing operations	$(47,923)	$(3,573)	$(51,496)	$54,577		$3,081

Earnings (loss) per share:
Basic	$(0.72)		$(0.77)			$0.05
Diluted (9)	(0.72)		(0.77)			0.05
Earnings per share weighted average number of shares outstanding:
Basic	66,571		66,571			66,571
Diluted (9)	66,571		66,571			68,165
Notes to Unaudited Impact of Non-GAAP Adjustments on Net Income:
(1)     The adjustments represent stock-based compensation expense recognized related to awards of stock options, restricted stock, restricted stock units and stock purchase rights granted under our employee stock purchase plans.
(2)     The adjustments represent the amortization of purchased technology, other intangibles and acquired backlog related to the acquisitions of Taqua, VocalData, Steleus, iptelorg and Santera.
(3)     The adjustment represents the recording of a warranty obligation associated with a Class A defect.
(4)     The adjustments represent the impairment charges related to the writeoff of Taqua purchased technology and goodwill.
(5)     The adjustment represents expenses related to the 2006 restatement of our audited financial statements.
(6)     The adjustment represents restructuring and other costs related to our manufacturing, corporate headquarters and Taqua relocations.
(7)     The adjustment represents acquired in-process research and development relating to the acquisition of the minority interest in Santera.
(8)     The adjustment represents the income tax effect of footnotes (1), (2), (3), (4), (5) and (6) in order to reflect our non-GAAP effective tax rate at 12.7% for the Tekelec business, excluding Santera.
(9)     For the three months ended December 31, 2005, the calculations of non-GAAP diluted earnings per share exclude a potential add-back to net income of $581,000 for assumed after-tax interest cost and 6,361,000 weighted average shares related to the convertible debt using the “if-converted” method as the effects of including such amounts are anti-dilutive.

TEKELEC
UNAUDITED IMPACT OF NON-GAAP ADJUSTMENTS ON NET INCOME FROM CONTINUING OPERATIONS

	Year Ended December 31, 2006
	(thousands, except per share data)
	GAAP			Non-GAAP
	Continuing			Continuing
	Operations	Adjustments		Operations
Revenues	$553,647	$—		$553,647
Costs and expenses:
Cost of sales:
Cost of goods sold	256,789	(4,585	)(1)	251,124
		(1,080	)(2)
Amortization of purchased technology	4,219	(4,219	)(2)	—
Impairment of purchased technology	25,615	(25,615	)(3)	—

Total cost of sales	286,623	(35,499)		251,124

Gross profit	267,024	35,499		302,523

Research and Development	148,443	(14,602	)(1)	133,841
Sales and Marketing	92,961	(6,690	)(1)	86,271
General and administrative	74,719	(8,830	)(1)	65,337
		(342	)(4)
		(210	)(5)
Acquired in-process research and development	2,100	(2,100	)(6)	—
Restructuring and other	7,173	(7,173	)(7)	—
Amortization of intangible assets	1,938	(1,938	)(2)	—
Impairment of goodwill	75,000	(75,000	)(3)	—

Total operating expenses	402,334	(116,885)		285,449

Income (loss) from operations	(135,310)	152,384		17,074

Interest and other income (expense), net	10,216	(3,068	)(8)	7,148

Income (loss) from continuing operations before provision for income taxes	(125,094)	149,316		24,222

Provision for (benefit from) income taxes	(21,941)	27,000	(9)	5,059

Income (loss) before minority interest	(103,153)	122,316		19,163

Minority Interest	—	—		—

Net income (loss) from continuing operations	$(103,153)	$122,316		$19,163

Earnings (loss) per share:
Basic	$(1.53)			$0.28
Diluted (10)	(1.53)			0.28
Earnings per share weighted average number of shares outstanding:
Basic	67,340			67,340
Diluted (10)	67,340			68,561
Notes to Unaudited Impact of Non-GAAP Adjustments on Net Income:
(1)     The adjustments represent stock-based compensation expense recognized related to awards of stock options, SARs, restricted stock or restricted stock units and stock purchase rights granted under our employee stock purchase plans.
(2)     The adjustments represent the amortization of purchased technology, other intangibles and acquired backlog related to the acquisitions of Taqua, VocalData, Steleus, iptelorg and Santera.
(3)     The adjustments represent the elimination of the impairment charges incurred related to the intangible assets and the goodwill associated with our Core Switching reporting segment.
(4)     The adjustment represents $342,000 in legal expenses incurred to settle the IEX vs. Blue Pumpkin litigation.
(5)     The adjustment represents $210,000 in costs associated with the 2006 restatement of our consolidated financial statements.
(6)     The adjustment represents acquired in-process research and development relating to the acquisition of certain signaling technology.
(7)     The adjustment represents restructuring and other costs related to our 2006 restructuring and changes in estimates relating to the restructuring of our manufacturing, corporate headquarters and Taqua relocations in 2005 and 2004.
(8)     The adjustment represents a $1.8 million gain recognized related to our receipt of 642,610 shares of Lucent that were released from escrow and a $1.3 million gain recognized related to our receipt of 89,642 shares of Alcatel-Lucent that were released from escrow.
(9)     The adjustment represents the income tax effect of footnotes (1), (2), (3), (4), (5), (7) and (8) in order to reflect our non-GAAP effective tax rate of 21%.
(10)     For the year ended December 31, 2006, the calculations of diluted earnings per share exclude a potential add-back to net income of $2,324,000 for assumed after-tax interest cost and 6,361,000 weighted average shares related to the convertible debt using the “if-converted” method as the effects of including such amounts are anti-dilutive.

TEKELEC
UNAUDITED IMPACT OF NON-GAAP ADJUSTMENTS ON NET INCOME FROM CONTINUING OPERATIONS

	Year Ended December 31, 2005
	(thousands, except per share data)
		IEX	GAAP			Non-GAAP
	Tekelec	(Discontinued	Continuing			Continuing
	(w/ IEX)	Operations)	Operations	Adjustments		Operations
Revenues	$536,909	$(50,404)	$486,505	$—		$486,505
Costs and expenses:
Cost of sales:
Cost of goods sold	223,729	(13,145)	210,584	(11	)(1)	203,483
				(2,090	)(2)
				(5,000	)(3)
Amortization of purchased technology	5,819	—	5,819	(5,819	)(2)	—
Impairment of purchased technology	22,660	—	22,660	(22,660	)(4)	—

Total cost of sales	252,208	(13,145)	239,063	(35,580)		203,483

Gross profit	284,701	(37,259)	247,442	35,580		283,022

Research and Development	125,664	(6,430)	119,234	(308	)(1)	118,926
Sales and Marketing	93,206	(9,431)	83,775	—		83,775
General and administrative	67,940	(3,574)	64,366	(3,053	)(1)	57,785
				(3,528	)(5)
Acquired in-process research and development	3,573	—	3,573	(3,573	)(6)	—
Restructuring and other	7,735	—	7,735	(7,735	)(7)	—
Amortization of intangible assets	2,887	—	2,887	(2,887	)(2)	—
Impairment of goodwill	27,245	—	27,245	(27,245	)(4)	—

Total operating expenses	328,250	(19,435)	308,815	(48,329)		260,486

Income (loss) from operations	(43,549)	(17,824)	(61,373)	83,909		22,536

Interest and other income (expense), net	(573)	78	(495)	1,344	(8)	849

Income (loss) from continuing operations before provision for income taxes	(44,122)	(17,746)	(61,868)	85,253		23,385

Provision for (benefit from) income taxes	(133)	(6,619)	(6,752)	17,500	(9)	10,748

Income (loss) before minority interest	(43,989)	(11,127)	(55,116)	67,753		12,637

Minority Interest	10,248	—	10,248	(1,968	)(10)	8,280

Net income (loss) from continuing operations	$(33,741)	$(11,127)	$(44,868)	$65,785		$20,917

Earnings (loss) per share:
Basic	$(0.51)		$(0.68)			$0.32
Diluted (11)	(0.51)		(0.68)			0.31
Earnings per share weighted average number of shares outstanding:
Basic	66,001		66,001			66,001
Diluted (11)	66,001		66,001			68,072
Notes to Unaudited Impact of Non-GAAP Adjustments on Net Income:
(1)     The adjustments represent stock-based compensation expense recognized related to awards of stock options, restricted stock, restricted stock units and stock purchase rights granted under our employee stock purchase plans.
(2)     The adjustments represent the amortization of purchased technology, other intangibles and acquired backlog related to the acquisitions of Taqua, VocalData, Steleus, iptelorg and Santera.
(3)     The adjustment represents the recording of a warranty obligation associated with a Class A defect.
(4)     The adjustments represent the impairment charges related to the writeoff of Taqua purchased technology and goodwill.
(5)     The adjustment represents expenses related to the 2006 restatement of our audited financial statements.
(6)     The adjustment represents acquired in-process research and development relating to the acquisitions of iptelorg and the minority interest in Santera.
(7)     The adjustment represents restructuring and other costs related to our manufacturing, corporate headquarters and Taqua relocations.
(8)     The adjustment represents a realized loss on the sale of Santera’s holdings of Alcatel shares received in conjunction with warrants exercised in December 2004.
(9)     The adjustment represents the income tax effect of footnotes (1), (2), (3), (4), (5), (7) and (8) in order to reflect our non-GAAP effective tax rate at 32% for the Tekelec business, excluding Santera.
(10)     The adjustment represents the minority interest impact of footnotes (2) and (8).
(11)     For the year ended December 31, 2005, the calculations of diluted earnings per share exclude a potential add-back to net income of $2,324,000 for assumed after-tax interest cost and 6,361,000 weighted average shares related to the convertible debt using the “if-converted” method as the effects of including such amounts are anti-dilutive.